UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2009

QUICKSILVER GAS SERVICES LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33631	56-2639586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale Street
Fort Worth, Texas 76104
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-8620

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As previously reported, on November 19, 2009, Quicksilver Gas Services GP LLC (the “General Partner”), a Delaware limited liability company and sole general partner of Quicksilver Gas Services LP, a Delaware limited partnership (the “Partnership”), executed a waiver whereby the General Partner waived the obligation of Quicksilver Resources Inc., a Delaware corporation (“Quicksilver Resources”), under the Omnibus Agreement, dated August 10, 2007, among the Partnership, the General Partner and Quicksilver Resources (the “Omnibus Agreement”) to deliver the Commencement Notice (as defined in the Omnibus Agreement) with respect to, or otherwise offer to sell to a Partnership Group Member (as defined in the Omnibus Agreement), the Hill County Dry System (one of the “Retained Assets” listed on Schedule A to the Omnibus Agreement) (the “Quicksilver Gas Services Waiver”).  On November 19, 2009, Quicksilver Resources executed a waiver whereby Quicksilver Resources waived the obligation of the General Partner under the Omnibus Agreement to cause a Partnership Group Member to purchase the Hill County Dry System (the “Quicksilver Resources Waiver”).

The foregoing description is qualified in its entirety by reference to the full text of the Quicksilver Gas Services Waiver and Quicksilver Resources Waiver, which were attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K dated November 23, 2009 and incorporated herein by reference.

The General Partner, an indirect wholly-owned subsidiary of Quicksilver Resources, holds a 1.9% general partner interest and incentive distribution rights in the Partnership.  Quicksilver Resources indirectly holds a 70.9% limited partner interest in the Partnership.  Certain officers and directors of the General Partner serve as officers and/or directors of Quicksilver Resources.

The waiver of the obligation to purchase the Hill County Dry System may be considered a disposition of assets and therefore the purpose of this Form 8-K is to report the event under Item 2.01 and file the pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is attached as Exhibit 99.1 hereto.

(d) Exhibits.
Exhibit Number	Description
10.1	Waiver, dated November 19, 2009, by Quicksilver Gas Services GP LLC (filed as Exhibit 10.1 to the Partnership’s Form 8-K filed November 23, 2009 and incorporated herein by reference).
10.2	Waiver, dated November 19, 2009, by Quicksilver Resources Inc. (filed as Exhibit 10.2 to the Partnership’s Form 8-K filed November 23, 2009 and incorporated herein by reference).
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information: (a) for the years ended December 31, 2008, 2007 and 2006; and (b) for the nine months ended September 30, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER GAS SERVICES LP

By:	Quicksilver Gas Services GP LLC,
its General Partner

By:	/s/ John C. Regan
John C. Regan
Vice President - Chief Accounting Officer

Date: November 25, 2009

INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Waiver, dated November 19, 2009, by Quicksilver Gas Services GP LLC (filed as Exhibit 10.1 to the Partnership’s Form 8-K filed November 23, 2009 and incorporated herein by reference).
10.2	Waiver, dated November 19, 2009, by Quicksilver Resources Inc. (filed as Exhibit 10.2 to the Partnership’s Form 8-K filed November 23, 2009 and incorporated herein by reference).
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information: (a) for the years ended December 31, 2008, 2007 and 2006; and (b) for the nine months ended September 30, 2009.